A Special Notice To All
Acacia Capital Corporation
Calvert Responsibly Invested Contract Holders

We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

Ms. Krumsiek replaces former Calvert Group president, Clifton S.
Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

Calvert Responsibly Invested
Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:
         The yield on the Money Market Portfolio moved higher during the six-month period ended June 30, 1997.

Review of the Economy and Markets
         The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.
         In general, money market and bond yields moved higher during the first part of the year then backed down toward the close of this reporting period as investors revised their forecast for the next Fed move-first thinking the Fed would take steps to raise rates then expecting no change. Most measures of the stock market's performance advanced, with the Standard & Poor's 500 Stock Index returning 20.6% for the six months.

Portfolio Strategy
         Expecting generally rising rates, we kept the Portfolio's maturity near the short end of its target range so that we would have the opportunity to reinvest the proceeds of maturing securities in higher yielding issues. This strategy worked to our advantage through March and again late in the second quarter.

Outlook
         Investors, market pundits and the Federal Reserve are struggling to evaluate a mixed bag of economic indicators. The Consumer Price Index (up 2.2% year-over-year) does not point to surging inflation, but a number of other factors, including an increase in housing starts and rising wages, can be used to make a case for a strengthening economy. In addition, Congress' plan to reduce the deficit while also pushing through a package of tax-cuts is also being evaluated.
         In light of the economy's perceived strength and the possibility of a more stimulative fiscal policy, we expect the Federal Reserve will take further steps to raise rates during 1997. The resulting rise in rates would be good news for money market investors, but likely would not be as well received by the stock and bond markets.
         Thank you for choosing the Calvert Responsibly Invested Money Market Portfolio.

Sincerely,




Barbara Krumsiek
President

July 21, 1997

                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

U.S. Government Agencies and
Instrumentalities - 22.3%

                                                            Principle   Value
                                                            Amount

Federal Home Loan Mortgage Corp., 5.44%, 7/11/97
                                                              $150,000 $149,774
Federal Home Loan Mortgage Corp., 5.43%, 8/1/97                300,000  298,597
Federal Home Loan Mortgage Corp., 5.47%, 8/4/97                200,000  198,967
Federal National Mortgage Assn., 5.44%, 7/14/97                150,000  149,705
Federal National Mortgage Assn., 5.44%, 8/5/97                 120,000  119,365
Federal National Mortgage Assn., 5.42%, 8/18/97                250,000  248,194
Federal National Mortgage Assn., 5.37%, 9/26/97                300,000  296,063

         Total U.S. Government Agencies and Instrumentalities
         (Cost $1,460,665)                                            1,460,665

Corporate Obligations  - 64.5%

Alabama State Industrial Development Authority VRDN,
         5.80%, 12/1/19, LOC: First Bank *                     240,000  240,000
Arbor Properties, Inc. VRDN,
         5.70%, 11/1/21, LOC: Amsouth Bank *                   250,000  250,000
Aspen Institute, Inc. VRDN, 5.88%, 12/1/04,
         LOC: First National Bank of Maryland *                140,000  140,000
Chapel Oaks, Inc. VRDN, 5.75%, 10/1/26,
         LOC: Allied Irish Bank *                              250,000  250,000
Colorado Health Facilities Authority Revenue VRDN,
         5.75%, 2/1/25, LOC: Kredietbank *                     200,000  200,000
Fed One Dayton VRDN, 6.65%, 8/1/09, LOC: Bank One Ohio *       140,000  140,000
Health Midwest Ventures Group VRDN, 5.75%, 8/1/19,
         LOC: Bank of America *                                250,000  250,000
Healthtrack Sports and Wellness VRDN, 5.75%, 2/15/27,
         LOC: American National Bank & Trust *                 250,000  250,000
IPC Industries, Inc. VRDN, 5.80%, 10/1/11,
         LOC: National Bank of Canada *                        150,000  150,000
La Miranda, California Industrial Development Authority VRDN,
         5.75%, 12/1/26, LOC: First National Bank of Chicago * 250,000  250,000
Lexington Financial Services, LLC. VRDN, 5.75%, 3/1/27,
         LOC: LaSalle Bank *                                  200,000   200,000
Mahoning County, Ohio VRDN, 6.12%, 11/1/98,
         LOC: PNC Bank *                                      135,000   135,000
Montgomery County, Kentucky Industrial Development Revenue
         VRDN, 5.80%, 8/1/06, LOC: Fleet Bank  *              240,000   240,000
Montgomery County, Pennsylvania Industrial Development Revenue
         VRDN, 5.80%, 3/1/10, LOC: Corestates *               250,000   250,000
Pennsylvania Economic Development Authority VRDN,
         5.75%, 7/1/16, LOC: Mellon Bank *                    200,000   200,000
PRD Finance, LLC. VRDN, 5.69%, 4/1/27,
         LOC: First America Bank *                            275,000   275,000
St. Joseph County Economic Development VRDN, 5.76%, 6/1/27,
         LOC: FHLB - Indianapolis *                           150,000   150,000



Corporate Obligations (Cont'd)                               Principal
                                                             Amount       Value

TLC Holdings, LLC. VRDN, 5.80%, 6/1/26,
         LOC: Columbus Bank & Trust *
                                                             $250,000  $250,000
W.L. Petrey Wholesale, Inc. Industrial Development Bond
         VRDN, 5.80%, 3/1/11, LOC: Southtrust Bank *          145,000   145,000
Westminster Asset Corp. VRDN, 5.77%, 4/1/22,
         LOC: Wells Fargo Bank *                              250,000   250,000

         Total Corporate Obligations (Cost $4,215,000)                4,215,000


Municipal Obligations - 11.2%
Gardena, California Certificates of Participation VRDN, 5.95%,
7/1/25,
     Letter of Credit: Sumitomo Trust & Banking, Confirming LOC:
         Dai-Ichi Kango Bank *                                 230,000  230,000
City of Mt. Vernon Industrial Solid Waste Disposal VRDN, 5.95%,
         11/1/11, LOC: Citizens National Bank, Confirming
         LOC: Suntrust Bank *                                  100,000  100,000
Village of Schaumberg, Illinois VRDN, 5.75%,
         12/1/20, BPA: Credit Suisse *                         250,000  250,000
Virginia State Housing Development Authority
         VRDN, 5.60%, 1/1/34 *                                 150,000  150,000

             Total Municipal Obligations (Cost $730,000)                730,000


                 TOTAL INVESTMENTS  (Cost $6,405,665) -98.0%          6,405,665
                 Other assets and liabilities, net - 2.0%               130,847
                 Net Assets - 100%                                   $6,536,512


*Optional tender features give these securities a shorter maturity date.
Explanation of Guarantees:

     BPA:    Bond Purchase Agreement
     LOC:    Letter of Credit
     Abbreviations:
     VDRN:    Variable Rate Demand Notes

                             MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                  $6,405,665
Cash                                                                     44,370
Receivable for securities sold                                          100,000
Interest receivable                                                      23,227
Other assets                                                                829
         Total assets                                                 6,574,091

Liabilities
Payable for shares redeemed                                              32,281
Payable to Calvert Asset Management Company, Inc.                         2,682
Payable to Calvert Shareholder Services, Inc.                               157
Accrued expenses and other liabilities                                    2,459
         Total liabilities                                               37,579
                  Net assets                                         $6,536,512

Net Assets Consist of:
Par value and paid-in capital applicable to 6,540,266
 shares of common stock outstanding; $1 par value,
 10,000,000 shares authorized                                        $6,535,690
Undistributed net investment income                                         487
Accumulated net realized gains (losses) on investments                      335
                  Net Assets                                         $6,536,512

                  Net Asset Value per Share                               $1.00

See notes to financial statements.

                             MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income                                               $169,418
                  Total investment income                               169,418

Expenses
         Investment advisory fee                                         15,020
         Transfer agency fees and expenses                                  529
         Directors' fees and expenses                                       250
         Custodian fees                                                   3,425
         Reports to shareholders                                          1,404
         Professional fees                                                  471
         Miscellaneous                                                      187
                  Total expenses                                         21,286
                  Fees paid indirectly                                  (3,425)
                           Net expenses                                  17,861
                                    Net Investment Income               151,557

Realized Gain (Loss) on Investments
 Net realized gain (loss)                                                   -

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                            $151,557


See notes to financial statements.

                             MONEY MARKET PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        Six Months   Year Ended
                                                        Ended       December 31,
                                                        June 30,    1996
                                                        1997
Increase (Decrease) in Net Assets
Operations
         Net investment income                            $151,557     $234,641
         Net realized gain (loss)                             -             205

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                151,557      234,846

Distributions to shareholders from
         Net investment income                            (151,077)    (235,033)

Capital share transactions
         Shares sold                                      9,517,537  13,882,018
         Reinvestment of distributions                    150,119       235,032
         Shares redeemed                                 (7,509,853)(14,867,168)
             Total capital share transactions             2,157,803    (750,118)

Total Increase (Decrease)
in Net Assets                                             2,158,283    (750,305)

Net Assets
Beginning of period                                       4,378,229   5,128,534
End of period (including undistributed net investment
         income of $487 and $7, respectively)
                                                         $6,536,512  $4,378,229

Capital Share Activity
Shares sold                                              9,517,537   13,882,018
Reinvestment of distributions                              150,119      235,032
Shares redeemed                                         (7,509,853) (14,867,168)
         Total capital share activity                    2,157,803     (750,118)

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies
General: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS


                                                PERIODS ENDED

                                         June 30,     December 31,  December 31,
                                         1997         1996          1995


Net asset value, beginning               $1.00           $1.00            $1.00
Income from investment operations
      Net investment income               .025            .048             .055
      Net realized gain (loss)              -                -               -
         Total from investment operations .025            .048             .055
Distributions from
         Net investment income            (.025)          (.048)         (.055)
Total increase (decrease) in
net asset value                              -              -                -
Net asset value, ending                    $1.00          $1.00           $1.00

Total return                               2.50%           4.95%          5.37%
Ratios to average net assets:
         Net investment income             5.05%(a)        4.82%          5.23%
         Total expenses +                   .71%(a)         .75%           .66%
         Net expenses                       .59%(a)         .62%           .59%
         Expenses reimbursed                  -              -              -
Net assets, ending (in thousands)           $6,537        $4,378         $5,129
Number of shares outstanding,
         ending (in thousands)               6,540         4,382          5,133

                                                   PERIODS ENDED DECEMBER 31,

                                              1994          1993         1992**

Net asset value, beginning                   $1.00         $1.00          $1.00
Income from investment operations
     Net investment income                    .039          .031           .009
     Net realized gain (loss)                   -            -              -
        Total from investment operations      .039          .031           .009
Distributions from
         Net investment income               (.039)        (.031)        (.009)
Total increase (decrease) in net asset value   -              -             -
Net asset value, ending                      $1.00          $1.00         $1.00

Total return                                  3.96%          3.09%        2.11%
Ratios to average net assets:
         Net investment income                3.91%          3.07%     3.02%(a)
         Total expenses +                       -              -            -
         Net expenses                          .45%            -            -
         Expenses reimbursed                   .36%           .11%      .85%(a)
Net assets, ending (in thousands)            $6,479         $4,032       $1,795
Number of shares outstanding,
         ending (in thousands)                6,484         4,032         1,795



(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** From June 30, 1992, inception.

                          Calvert Responsibly Invested
                           Strategic Growth Portfolio

                  Managed by Portfolio Advisory Services, Inc.

Dear Investor:
         After generating a very strong 34.33% return for the previous year, the Strategic Growth Portfolio closed the six-month period ending June 30, 1997 down 15.29%. The bulk of the loss occurred during the first quarter, as the types of stocks the Portfolio concentrates on, smaller companies and growth stocks, fell sharply. Performance was positive for the second quarter.

Review of
the Economy
         The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. A number of other indicators, including an increase in housing starts and rising wages, also pointed to a strengthening economy.
         In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.


                          CALVERT RESPONSIBLY INVESTED
                           STRATEGIC GROWTH PORTFOLIO

                          Comparison of change in value
                       of a hypothetical $10,000 investment.

                              [GRAPH APPEARS HERE]

                       Period between 4/15/95 to 6/30/97

                  CRI Strategic Growth Ending balance $12,487

                      S&P 500 Reinv Ending balance $18,584

                      Russell 2000 Ending balance $15,764


                          Average Annual Total Return
                             (period ending 6/30/97)

                                One Year 11.89%
                           Life of Fund (3/95) 10.15%

             Performance information is for the Portfolio only and
         does not reflect charges and expenses of the variable annuity.
                   Indices performance is shown from 3/31/95.
               Past performance does not indicate future results.

Market Conditions
         The stock market hit a first quarter high in February then plummeted, sending both large- and small-cap stocks into negative territory. Historically, stocks of small companies have led those of large companies in the first quarter of a new year, but this trend did not hold in 1997. In fact, by the end of April, the S&P 500 (dominated by larger companies) had outperformed the Russell 2000 (comprised mainly of smaller companies) by 25% for the trailing 12 months, the largest spread ever recorded. The market bounced back in late April, and smaller company stocks reemerged as market leaders for May and June.

         Another important aspect of the market's behavior was the continued underperformance of growth stocks relative to value stocks. When analyzing the components of the 10.2% return on the Russell 2000, value stocks returned 14.8% and growth stocks returned only 5.2%. The widest disparity occurred during the first quarter.

Portfolio Strategy
         At the beginning of the year, 90% of Portfolio assets were invested in the stock market. Early in March, our risk assessment model, the Five Market Principles, generated an intermediate-term sell-signal and we began reducing our equity exposure and increasing our cash position. The percent of assets invested reached a low of 52% on March 20. Our market indicators improved in late April, and we began redeploying cash to the market. By the end of the second quarter, we were again nearly 90% invested. This "round-trip" helped to offset the effects of a declining market on the Portfolio's share price.

Outlook
         The Portfolio's recent returns have been disappointing, but we remain confident in our investment strategy's potential to generate strong gains over the long-term.
         The strong returns for growth and small company stocks in the last two months of this reporting period are encouraging signs that these companies are beginning to reassert their leadership positions. Typically, small companies tend to lag or lead large companies in fairly lengthy cycles, so this could indicate the beginning of a protracted and very welcome period of overperformance.
         Thank you for your investment and continued confidence.

Sincerely,




Cedd Moses                          Barbara Krumsiek
Portfolio Manager                   President

July 21, 1997

                           STRATEGIC GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 89.0%                                   Shares        Value

Commercial Services - Advertising - 2.5%
CKS Group, Inc. *                                            2,500      $84,375
                                                                         84,375

Commercial Services - Miscellaneous - 2.7%
NCO Group, Inc. *                                            3,100       91,062
                                                                         91,062

Computer - Services - 11.4%
Harbinger Corp. *                                            4,200      117,600
Sapient Corp. *                                              3,650      180,675
Technology Solutions Co. *                                   2,200       86,900
                                                                        385,175

Electronics - Laser Systems and Components - 2.7%
Cymer, Inc. *                                                1,900       92,625
                                                                         92,625

Electronics - Semiconductor Equipment - 5.1%
PRI Automation, Inc. *                                       4,500      170,719
                                                                        170,719

Electronics - Semiconductor Manufacturing - 10.3%
PMC Sierra, Inc. *                                           7,200      189,000
Sanmina Corp. *                                              2,500      158,750
                                                                        347,750

Financial Services - 2.4%
Healthcare Financial Partners, Inc. *                        4,000       81,500
                                                                         81,500

Medical - Biomedics and Genetics - 2.5%
Bionx Implants, Inc. *                                        4,900      83,300
                                                                         83,300

Medical - Ethical Drugs - 3.0%
Jones Medical Industries, Inc.                                2,100      99,750
                                                                         99,750

Medical - Information Technology - 2.6%
HCIA, Inc. *                                                  2,600      87,100
                                                                         87,100

Medical - Outpatient and Home Care - 2.4%
Curative Health Services, Inc. *                              2,800      80,500
                                                                         80,500

Equity Securities (Cont'd) Shares   Value
Oil and Gas - Machinery and Equipment - 5.4%
Varco International, Inc. *                                   5,600    $180,600
                                                                        180,600

Pollution Control - Services - 3.2%
Newpark Resources, Inc. *                                     3,200     108,000
                                                                        108,000

Retail - Apparel and Shoes - 8.0%
Pacific Sunwear of California *                               2,600      83,850
Vans, Inc. *                                                 12,300     186,038
                                                                        269,888

Retail - Restaurants - 2.7%
Showbiz Pizza Time, Inc. *                                    3,500      92,312
                                                                         92,312

Software - Applications - 8.2%
Siebel Systems, Inc. *                                        3,100      99,975
Vantive Corp. *                                               6,400     180,800
                                                                        280,775

Software - Education and Entertainment - 2.6%
CBT Group Publishing Ltd., ADR *                              1,400      88,375
                                                                         88,375

Software - Systems - 3.6%
Iona Technologies, ADR *                                       6,200    122,450
                                                                        122,450

Telecommunications - Equipment - 0.2%
Sourcecom Corp., Series B, Preferred +                         1,500      6,450
                                                                          6,450

Telecommunications - Services - 2.7%
U.S. Long Distance Corp. *                                     5,300     91,425
                                                                         91,425

Transportation - Truck - 4.8%
Swift Transportation, Inc. *                                   2,600     76,700
U.S. Xpress Enterprises, Inc., Class A *                       4,300     84,925
                                                                        161,625

  Total Equity Securities (Cost $2,559,709)                           3,005,756


        TOTAL INVESTMENTS (Cost $2,559,709) - 89.0%                   3,005,756
          Other assets and liabilities, net - 11.0%                     370,012
                  Net Assets - 100%                                  $3,375,768

+ Restricted securities.
*Non-income producing.

                           STRATEGIC GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                  $3,005,756
Cash                                                                    312,255
Receivable for securities sold                                          149,084
Dividends receivable                                                         52
Other assets                                                                209
         Total assets                                                 3,467,356

Liabilities
Payable for securities purchased                                         86,368
Payable to Calvert Asset Management Company, Inc.                         3,911
Payable to Calvert Shareholder Services, Inc.                                79
Accrued expenses and other liabilities                                    1,230
         Total liabilities                                               91,588
                  Net assets                                         $3,375,768

Net Assets Consist of:
Par value and paid-in capital applicable to 271,913 shares
 of common stock outstanding; $1 par value, 5,000,000
 shares authorized                                                   $3,256,879
Undistributed net investment income (loss)                             (21,227)
Accumulated net realized gain (loss) on investments                   (305,931)
Net unrealized appreciation (depreciation) on investments               446,047
                  Net Assets                                         $3,375,768

                  Net Asset Value per Share                              $12.41

See  notes to financial statements.

                           STRATEGIC GROWTH PORTFOLIO
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income                                                 $2,368
         Dividend income                                                     52
                  Total investment income                                 2,420

Expenses
         Investment advisory fee                                         21,359
         Transfer agent fees and expenses                                   218
         Directors' fees and expenses                                       123
         Administrative fees                                              2,916
         Custodian fees                                                   4,532
         Reports to shareholders                                          1,552
         Professional fees                                                  234
         Miscellaneous                                                      161
         Reimbursement from Advisor                                     (2,916)
                  Total expenses                                         28,179
                  Fees paid indirectly                                  (4,532)
                           Net expenses                                  23,647
                                    Net Investment Income (Loss)       (21,227)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)                                              (299,021)
Change in unrealized appreciation or depreciation                     (147,306)

                  Net Realized and Unrealized Gain (Loss)
                  on Investments                                      (446,327)

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                          $(467,554)

See notes to financial statements.

                           STRATEGIC GROWTH PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        Six Months   Year Ended
                                                        Ended       December 31,
                                                        June 30,    1996
                                                        1997
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                        $(21,227)       $(30,374)
   Net realized gain (loss)                             (299,021)        43,628
    Change in unrealized appreciation or depreciation   (147,306)       486,428

                  Increase (Decrease) in Net Assets
                  Resulting From Operations             (467,554)       499,682

Distributions to shareholders from
         Net investment income                             -              (533)
         Net realized gain on investments                  -            (9,000)
                  Total distributions                      -            (9,533)

Capital share transactions
         Shares sold                                    1,165,964     1,765,749
         Reinvestment of distributions                     -              9,532
         Shares redeemed                                (353,284)     (444,228)
                  Total capital share transactions        812,680     1,331,053


Total Increase (Decrease)
in Net Assets                                             345,126     1,821,202

Net Assets
Beginning of period                                     3,030,642     1,209,440
End of period (including undistributed net investment
     income (loss) of $(21,227) and $0, respectively)  $3,375,768    $3,030,642

Capital Share Activity
Shares sold                                                95,175       128,377
Reinvestment of distributions                                -              651
Shares redeemed                                           (30,102)     (32,774)
         Total capital share activity                      65,073        96,254

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies
General: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

Securities Sold Short: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price.
Gains or losses represent the difference between the sale proceeds and the current market value of the security.

Deposits with Brokers: The Portfolio maintains liquid assets, including equivalent securities, sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets. Effective April, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Russell 2000 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio for administrative fees.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $3,926,672 and $3,162,430, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $446,047, of which $451,625 related to appreciated securities and $5,578 related to depreciated securities.

                           STRATEGIC GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                       PERIODS ENDING
                                            June 30,  December 31,  December 31,
                                             1997     1996          1995**


Net asset value, beginning                  $14.65      $10.94           $10.00
Income from investment operations
    Net investment income                     (.08)      (.15)              .25
    Net realized and unrealized gain (loss)   (2.16       3.90              .93
      Total from investment operations        (2.24)      3.75             1.18

Distributions from
         Net investment income                   -        (.00)           (.24)
         Net realized gains                      -        (.04)             -
                  Total distributions            -        (.04)           (.24)
Total increase (decrease) in net asset value  (2.24)       3.71             .94
Net asset value, ending                       $12.41     $14.65          $10.94

Total return                                 (15.29%)     34.33%          9.65%
Ratios to average net assets:
         Net investment income             (1.45%)(a)     (1.60%)       .43%(a)
         Total expenses +                    1.93%(a)      2.27%       2.17%(a)
         Net expenses                        1.62%(a)      1.81%       1.64%(a)
         Expenses reimbursed                  .20%(a)       .20%        .20%(a)
Portfolio turnover                            134%          120%        223%
Average commission rate paid                  $.0486      $.0499           -
Net assets, ending (in thousands)             $3,376      $3,031         $1,209
Number of shares outstanding,
         ending (in thousands)                   272         207            111

(a) Annualized
+ This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** From March 1, 1995, inception.

                          CALVERT RESPONSIBLY INVESTED
                         CAPITAL ACCUMULATION PORTFOLIO


Managed by Brown Capital Management, Inc.

Dear Investor:
         The Capital Accumulation Portfolio returned 10.10% for the six months ended June 30, 1997, a return a bit below the 13.04% advance for the Standard & Poor's 400 Stock Index. The market's advance in the first six months comes on the heels of the Standard & Poor's 500 Stock Index's 23.0% return for 1996 and 37.6% return for 1995. This chain of extraordinary returns has been fueled by low inflation, low interest rates and a slow but steadily growing economy.

Performance
and Strategy
         In general, returns for the mid-sized companies your Portfolio invests in have lagged those for larger companies, as many investors have attempted to minimize their stock market risk by investing in the well-known corporate giants. This trend explains why the Portfolio's performance has not been as strong as that of the S&P
500, which is comprised mainly of the larger companies.
         Within the mid-cap universe, our focus has been on companies that manufacture products designed to enhance productivity and those that provide goods and services to an aging population. Accordingly we have maintained strong exposure to the technology, financial services and health care industries.

                          CALVERT RESPONSIBLY INVESTED
                          CAPITAL ACCUMULATION PORTFOLIO

                          Comparison of change in value
                       of a hypothetical $10,000 investment.

                              [GRAPH APPEARS HERE]

                       Period between 6/01/92 to 6/30/97

                  CRI Capital Accumulation Ending balance $19,552

                      S&P 500 Reinv Ending balance $27,932

                      Russell 2000 Ending balance $26,681

                            S&P 400 Midcap Reinv $26,069


                          Average Annual Total Return
                             (period ending 6/30/97)

                                One Year 8.79%
                                Five Year 12.95%
                           Life of Fund (7/91) 11.90%

            *New subadvisors assumed management of the Portfolio
                             effecive December 1994.

             Performance information is for the Portfolio only and
         does not reflect charges and expenses of the variable annuity.
          Indices performance is shown from 6/30/91. Past performance does not indicate future results.

  In our opinion, one of the strongest forces behind the economy's ability to generate steady growth without triggering higher inflation is companies' need and recently demonstrated ability to improve productivity, which enhances profitability. Products and services that save corporations and consumers time, money and headaches have been in big demand. This is one of the reasons why technology companies have been strong contributors to recent investment performance and why they comprise such a large portion of our holdings.

         In selecting stocks, we seek companies that are reasonably priced and have the potential to generate strong earnings growth. We look specifically at the level and durability of a company's revenue growth, its ability to create and defend market presence and the strength of its financial structure and management team.
         Recent additions to the Portfolio's technology exposure include Acxiom, BMC Software and Network General, whose products and services provide a range of data processing and information integration activities. In the consumer products sector, we added Illinois Tool Works and Fastenal, companies who address the tool and tool component needs of worldwide retail, commercial and industrial markets.

Outlook
         Based on our earnings estimates, stocks are at fairly high but not exuberant valuations. We are still finding a number of promising opportunities. One factor we are monitoring very closely is the interaction of productivity and wages, as excessive wage expansion can put pressure on profit margins and earnings growth.
         In selecting investments, we continue to utilize an old-fashioned, bottom-up approach that we don't believe has lost any of its merit in the current stock market environment.
         Thank you for your investment and continued confidence.

Sincerely,




Ed Brown                            Barbara Krumsiek
Portfolio Manager                   President

July 21, 1997

                         CAPITAL ACCUMULATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 96.2%                                    Shares       Value
Biotechnology - 3.0%
Amgen, Inc.                                                   11,400   $662,625
                                                                        662,625

Business Equipment and Services - 5.7%
Acxiom Corp. *                                                 4,400     90,200
Equifax, Inc.                                                 12,500    464,844
Hewlett Packard Co.                                           12,400    694,400

                                                                      1,249,444

Capital Goods - 2.4%
Illinois Tool Works, Inc.                                     10,400    519,350
                                                                        519,350

Computer - Memory Devices - 1.9%
EMC Corp. *                                                   10,889    424,671
                                                                        424,671

Computer - Networks - 3.8%
Cisco Systems, Inc. *                                         11,250    755,156
Network General Corp. *                                        5,300     78,838
                                                                        833,994

Computer - Software - 5.5%
BMC Software, Inc. *                                           5,900    326,712
Microsoft Corp. *                                              3,500    442,312
Sterling Software, Inc. *                                     13,900    434,375

                                                                      1,203,399

Computer - Systems - 2.4%
Oracle Corp. *                                                10,337    520,726
                                                                        520,726

Consumer Products and Services - 3.1%
Newell Co.                                                    17,100    677,588
                                                                        677,588

Electrical Equipment and Services - 5.0%
Belden, Inc.                                                  15,800    538,188
Sterling Commerce, Inc. *                                     17,000    558,875

                                                                      1,097,063

Electronics - Components - 3.3%
Vishay Intertechnology, Inc. *                                 25,290   731,829
                                                                        731,829

Equity Securities (Cont'd) Shares   Value
Electronics - Semiconductors - 4.5%
Intel Corp.                                                     3,000  $425,437
Solectron Corp. *                                               8,000   560,000
                                                                        985,437

Financial Services - 9.9%
Chase Manhattan Corp.                                           7,952   771,841
Green Tree Financial Corp.                                     20,550   732,094
T. Rowe Price Associates, Inc.                                 13,100   676,287

                                                                      2,180,222

Health Care - 11.5%
Cardinal Health, Inc.                                          11,000   629,750
Health Care & Retirement  Corp. *                              16,050   535,669
Johnson & Johnson                                               7,600   489,250
Pall Corp.                                                     15,700   365,025
United Healthcare Corp.                                         9,800   509,600

                                                                      2,529,294

Insurance - 1.4%
AFLAC, Inc.                                                     6,650   314,212
                                                                        314,212

Leisure - 3.0%
Carnival Corp., Class A                                         15,900  655,875
                                                                        655,875

Medical - 4.8%
ALZA Corp. *                                                    19,200  556,800
Scherer (R.P.) Corp. *                                           9,800  505,925

                                                                      1,062,725

Oil and Gas - 2.7%
MCN Energy Group, Inc.                                          19,200  588,000
                                                                        588,000

Property Management - 2.1%
Rouse Co.                                                       15,700  463,150
                                                                        463,150

Real Estate - 2.4%
Post Properties, Inc.                                           13,100  531,369
                                                                        531,369

Restaurants - 1.3%
Cheesecake Factory, Inc. *                                      13,300  279,300
                                                                        279,300

Retail - Department Stores - 2.4%
Nordstrom, Inc.                                                10,700   524,969
                                                                        524,969
Equity Securities (Cont'd) Shares   Value

Retail - Discount and Variety - 5.1%
Caseys General Stores, Inc.                                   22,100   $475,841
Dollar General Corp.                                          17,081    640,538

                                                                      1,116,379

Retail - Special Line - 9.0%
Autozone, Inc. *                                              29,200    688,025
Fastenal Co.                                                   9,600    470,400
Home Depot, Inc.                                              11,700    806,569

                                                                      1,964,994

         Total Equity Securities (Cost $18,446,814)                  21,116,615

                  TOTAL INVESTMENTS (Cost $18,446,814) - 96.2%       21,116,615
                  Other assets and liabilities, net - 3.8%              838,275
                  Net Assets - 100%                                 $21,954,890

*Non-income producing.

                         CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30,1 997

Assets
Investments in securities, at value                                 $21,116,615
Cash                                                                  1,651,163
Receivable for securities sold                                            5,025
Interest and dividends receivable                                        13,336
Other assets                                                              1,985
         Total assets                                                22,788,124

Liabilities
Payable for securities purchased                                        809,899
Payable for shares redeemed                                               3,535
Payable to Calvert Asset Management Company, Inc.                        14,657
Payable to Calvert Administrative Services Company                        1,825
Payable to Calvert Shareholder Services, Inc.                               548
Accrued expenses and other liabilities                                    2,770
         Total liabilities                                              833,234
                  Net assets                                        $21,954,890

Net Assets Consist of:
Par value and paid-in capital applicable to 829,236 shares
 of common stock outstanding; $1 par value, 5,000,000
 shares authorized                                                  $17,030,227
Undistributed net investment income (loss)                             (15,367)
Accumulated net realized gains (losses) on investments                2,270,229
Net unrealized appreciation (depreciation) on investments             2,669,801
                  Net Assets                                        $21,954,890

                  Net Asset Value per Share                              $26.48

See notes to financial statements.

                         CAPITAL ACCUMULATION PORTFOLIO
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income                                                 $9,537
         Dividend income                                                 72,490
                  Total investment income                                82,027

Expenses
         Investment advisory fee                                         80,813
         Transfer agency fees and expenses                                1,546
         Directors' fees and expenses                                       876
         Administrative fees                                             10,140
         Custodian fees                                                  12,634
         Reports to shareholders                                          1,698
         Professional fees                                                1,625
         Miscellaneous                                                      696
                  Total expenses                                        110,028
                  Fees paid indirectly                                 (12,634)
                           Net expenses                                  97,394
                                  Net Investment Income (Loss)         (15,367)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)                                              2,274,875
Change in unrealized appreciation or depreciation                     (242,708)

                  Net Realized and Unrealized Gain (Loss)
                  on Investments                                      2,032,167

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                          $2,016,800


See notes to financial statements.

                         CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        Six Months   Year Ended
                                                        Ended       December 31,
                                                        June 30,    1996
                                                        1997

Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                          $(15,367)    $(95,533)
   Net realized gain (loss)                              2,274,875        7,603
     Change in unrealized appreciation or depreciation   (242,708)    1,182,679

                  Increase (Decrease) in Net Assets
                  Resulting From Operations              2,016,800    1,094,749

Distributions to shareholders from
         Net investment income                                -          -
         Net realized gain on investments                     -        (32,307)
                  Total distributions                         -        (32,307)

Capital share transactions
         Shares sold                                     5,151,296   14,697,452
         Shares issued from merger (Note A)                   -       4,728,068
         Reinvestment of distributions                        -          32,310
         Shares redeemed                                (5,117,529) (9,551,228)
                  Total capital share transactions          33,767    9,906,602

Total Increase (Decrease)
in Net Assets                                            2,050,567   10,969,044

Net Assets
Beginning of period                                     19,904,323    8,935,279
End of period (including undistributed
net investment income (loss) of $(15,367)
  and $0,respectively)                                 $21,954,890  $19,904,323

Capital Share Activity
Shares sold                                                209,406      618,839
Shares issued from merger (Note A)                          -           207,827
Reinvestment of distributions                               -             1,343
Shares redeemed                                           (207,853)   (398,789)
         Total capital share activity                          1,553    429,220

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies
General: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested
(CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRIEquity Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 207,827 shares of the Portfolio (valued at $4,728,068) for the 259,797 shares of CRIEquity Portfolio outstanding at February 23, 1996. CRIEquity Portfolio's net assets at that date, including $249,296 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIEquity Portfolio immediately before the acquisition were $9,742,153 and $4,727,159, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets. Effective January, 1997, the Portfolio began paying a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the S&P Mid-Cap 400 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $16,664,446 and $16,601,621, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,669,801, of which $2,770,509 related to appreciated securities and $100,708 related to depreciated securities.

Net realized capital loss carryforward, for federal income tax purposes, of $1,598 at June 30, 1997 may be utilized to offset current or future capital gains until expiration in 2004.

                         CAPITAL ACCUMULATION PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                        PERIODS ENDING
                                            June 30,  December 31,  December 31,
                                             1997     1996          1995


Net asset value, beginning                    $24.05       $22.42        $16.97
Income from investment operations
   Net investment income                        (.02)       (.12)         (.15)
   Net realized and unrealized gain (loss)       2.45        1.79          6.85
          Total from investment operations       2.43        1.67          6.70
Distributions from
         Net investment income                    -          -            (.01)
         Net realized gains                       -          (.04)       (1.24)
                  Total distributions             -          (.04)       (1.25)
Total increase (decrease) in net asset value     2.43         1.63         5.45
Net asset value, ending                        $26.48       $24.05       $22.42

Total return                                    10.10%        7.44%      39.46%
Ratios to average net assets:
         Net investment income               (.15%)(a)      (.60%)       (.84%)
         Total expenses +                     1.09%(a)       1.33%        1.56%
         Net expenses                          .96%(a)       1.00%        1.25%
         Expenses reimbursed                     -            -           .10%
Portfolio turnover**                              89%         124%         135%
Average commission rate paid                   $.0518       $.0563          -
Net assets, ending (in thousands)             $21,955      $19,904       $8,935
Number of shares outstanding,
         ending (in thousands)                    829          828          398

                                                  YEARS ENDED DECEMBER 31,
                                                1994         1993         1992

Net asset value, beginning                     $18.95       $17.87       $15.82
Income from investment operations
   Net investment income                          .10          .08          .09
   Net realized and unrealized gain (loss)     (1.98)         1.27         2.09
       Total from investment operations        (1.88)         1.35         2.18
Distributions from
         Net investment income                  (.10)         (.08)       (.09)
         Net realized gains                       -           (.19)       (.04)
                  Total distributions           (.10)         (.27)       (.13)
Total increase (decrease) in net asset value   (1.98)          1.08        2.05
Net asset value, ending                        $16.97        $18.95      $17.87

Total return                                  (9.92%)         7.56%      13.73%
Ratios to average net assets:
         Net investment income                  .68%           .66%       1.19%
         Total expenses +                         -              -         -
         Net expenses                           .79%           .80%        .39%
         Expenses reimbursed                      -              -         .87%
Portfolio turnover                               79%            26%          2%
Net assets, ending (in thousands)             $5,689         $4,986        $870
Number of shares outstanding,
         ending (in thousands)                   335            263          49


(a) Annualized
+ This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** Portfolio turnover excludes transactions in connection with the February 1996 merger of CRI
Equity Portfolio.

                          Calvert Responsibly Invested
                            Global Equity Portfolio

                Managed by Murray Johnstone International, Ltd.

Dear Investor:
         The Global Equity Portfolio returned 14.09% for the six months ended June 30, 1997, which is a bit above the 12.50% return for the average of 39 global funds tracked by Lipper Analytical Services. The key development across all economies, but particularly in the US, was growth accompanied by low inflation.

Global Market Performance
         The US market, benefiting from continued low interest rates, returned 21.2% during the period. While our holdings of US stocks contributed good gains, the Portfolio was underweighted in the US market relative to the Morgan Stanley Capital International World Index, which was negative for performance.

                          CALVERT RESPONSIBLY INVESTED
                             GLOBAL EQUITY PORTFOLIO

                          Comparison of change in value
                       of a hypothetical $10,000 investment.

                              [GRAPH APPEARS HERE]

                       Period between 6/01/92 to 6/30/97

                  CRI Global Equity Ending balance $18,025

                      MSCI World Index Ending balance $18,969


                          Average Annual Total Return
                             (period ending 6/30/97)

                                One Year 21.61%
                                Five Year 12.51%
                           Life of Fund (6/92) 12.49%

              Performance information is for the Portfolio and does
           not reflect charges and expenses of the variable annuity.
               Past performance does not indicate future results.

         Performance for most European markets was also strong, with the following three themes doing the most to drive stock prices higher: corporate restructuring, low inflation and interest rates and progress toward monetary union. Among the strongest performers were the Netherlands (up 20.4%), Spain (up 21.1%) and Switzerland (up 31.6%). The UK market underperformed as investors waited to see the policies of the new Labour Government. The Portfolio's holdings outperformed the European market in general, with a return of 23.0% versus 14.4%.
         The Japanese market saw a return of 9.2%. The increase in stock prices was driven initially by companies benefiting from increased exports as a result of the weak yen. Then, with the seasonal flow of money into the market from domestic pension fund allocation, stocks across a broad range of sectors moved higher. A better-than-expected economic report issued by The Bank of Japan also helped to encourage investors. The Portfolio's stocks outperformed the market with a return of 14.5%.
         In the Far East, markets were dominated by Hong Kong and investors' changing expectations for the region after its reversion to Chinese rule on July 1. Hong Kong ended the period up 9.7%, but much of the strength was in the Chinese shares, not the property stocks that comprise most of the market. Our Hong Kong shares underperformed with a return of -5.8%.

         The converse of the attention focused on Hong Kong was the diminishing trading volumes and decline in share prices in other markets in the region. Although the economic cycle has begun to recover, markets in Singapore and Malaysia were lackluster (down 7.5% and 11.8%). Australia and New Zealand enjoyed relatively better performance (up 6.7% and 6.2%).
         The emerging markets represented in the Portfolio, which are primarily in Latin America, saw solid returns. Governments are now achieving a steady path to development combined with moderate inflation, and stock markets have demonstrated the ability to move independently from the US market and respond to domestic or regional events. Our holdings in Mexico appreciated 62.7%, well ahead of the 18.9% return for the index. Our investments in Argentina rose 9.3%, which was behind the 14.2% return for that market.

Investment Strategy and Outlook
         The investment strategy for the period focused on Europe, where we were overweighted in Spain, Germany, the Netherlands and Switzerland. In response to improving fundamentals, we made a new investment in Finland and added to our holdings in Italy.
         Exposure to emerging markets was increased with the addition of Chile and South Africa to the portfolio. Interest rates are falling in Chile and with good economic fundamentals and accelerating corporate earnings growth, the outlook for the market is positive. South Africa should benefit from an improving domestic economy with interest rates likely to fall as the currency stabilizes. Elsewhere, Malaysia was reduced as monetary tightening undermined investor sentiment.
         Our low exposure to the US market was negative for performance. However, we continue to believe better opportunities exist in countries whose business cycles are not as mature.
         Going forward, we expect the strength of the European markets to slow as valuations become stretched. This may cause us to reduce our investments in the region. Regarding the Japanese market, valuations are improving and we will monitor development with an eye toward increasing exposure.
         We are optimistic about the future for Hong Kong and expect to maintain our exposure. The region should be able to prosper under the "one government, two systems" process China has agreed to, and the appointment of senior officials from the previous government to the new administration should help to maintain continuity.
         The emerging markets should also continue their progress in the second half of the year. Accordingly, we plan to maintain the current level of investment in these areas.
         We appreciate your investment in the Portfolio.

Sincerely,


Andrew Preston                      Barbara Krumsiek
Portfolio Manager                   President
July 21, 1997

*Unless otherwise stated, performance figures quoted refer to the MSCI country index for the relevant market, in U.S. dollars.

                            GLOBAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 93.8%                                    Shares       Value
Argentina - 1.9%
Banco Frances Del Rio La Plata, ADR                          4,600     $149,500
Transportadora de Gas, ADR                                  12,000      150,000
                                                                        299,500

Australia - 5.5%
Australian & New Zealand Bank Group                         30,000      224,458
Brambles Industries, Ltd.                                   10,000      197,939
Commonwealth Bank                                           10,000      120,920
National Australia Bank                                     23,000      329,741
                                                                        873,058

Belgium - 2.2%
Fortis                                                       1,700      351,056
                                                                        351,056

Chile - 2.1%
Compania de Telecom de Chile, ADR                           10,000      330,000
                                                                        330,000

Finland - 2.1%
Nokia                                                        4,360      325,693
                                                                        325,693

France - 5.4%
CIE Bancaire                                                 1,000      127,623
Pinault Printemps                                              800      384,433
SGS Thomas Micro *                                           4,300      339,510
                                                                        851,566

Germany - 5.8%
Deutsche Telekom                                             7,950      191,445
Douglas Holdings                                             6,790      270,572
Linde                                                          210      160,742
Volkswagen                                                     370      283,636
                                                                        906,395

Hong Kong - 5.1%
Cheung Kong Holdings                                        20,000      197,488
Hong Kong Land Holdings                                    100,000      266,000
Hysan Development                                           55,000      162,218
Hysan Development (warrants) *                               2,750        1,065
Sun Hung Kai Properties                                     15,000      180,547
                                                                        807,318

Equity Securities (Cont'd) Shares   Value
Ireland - 2.1%
Allied Irish Banks                                          32,334     $246,614
Bank of Ireland                                              7,270       79,905
                                                                        326,519

Italy - 7.4%
IMI                                                         32,000      288,073
Parmalat Finanziaria                                        84,000      118,865
STET                                                        64,560      376,062
Telecom Italia Mobile                                      118,710      384,159

                                                                      1,167,159

Japan - 12.7%
Canon Sales Co., Inc.                                        7,800      181,696
Eisai Co.                                                    9,000      170,389
Fuji Machine Manufacturing                                   6,000      217,240
Keyence Corp.                                                1,100      163,148
Murata Manufacturing Co.                                     4,000      159,135
Namco                                                        5,000      192,811
Nitto Denko Corp.                                           12,000      233,467
Sanwa Bank                                                   3,000       44,495
Shiseido Co.                                                 9,000      148,403
Sumitomo Bank                                                7,000      114,814
Sumitomo Electric Industries                                11,000      184,261
Yamaha Motor Co.                                            19,000      188,972

                                                                      1,998,831

Malaysia - 1.6%
AMMB Holdings Berhad (warrants) *                            3,000        4,041
Malayan Bank Berhad                                         24,000      251,981
                                                                        256,022

Mexico - 2.8%
Banpais, S.A., ADR *                                        10,000            0
Cifra, S.A. de C.V., ADR                                   153,000      280,801
Grupo Industrial Durango, S.A., ADR *                       11,000      167,750
                                                                        448,551

Netherlands - 2.4%
ING Groep                                                      680       31,352
Vendex International                                         1,960      107,341
Ver Ned Uitgevers                                           10,550      233,262
                                                                        371,955

New Zealand - 1.7%
Independent News                                            30,000      157,926
Wilson & Horton                                             15,000      118,190
                                                                        276,116

Equity Securities (Cont'd) Shares   Value
Singapore - 3.8%
City Developments                                           20,000     $195,845
Keppel Corp.                                                17,000       75,505
Keppel Corp.,  A Shares *                                    4,250       18,430
Keppel Land Ltd.                                            50,000      132,895
Wing Tai Holdings                                           60,000      172,903
                                                                        595,578

South Africa  - 1.6%
Standard Bank Investment                                     5,000      245,757
                                                                        245,757

Spain - 2.4%
Prosegur Seguridad                                          12,545      153,247
Telefonica de Espana                                         7,530      217,698
                                                                        370,945

Sweden  - 0.4%
Scania AB, Series A                                            930       28,253
Scania AB, Series B                                            930       28,373
                                                                         56,626

Switzerland  - 6.6%
Winterthur                                                     580      510,877
Zurich Versicherun                                           1,313      522,502

                                                                      1,033,379

United Kingdom - 8.8%
Anglian Group                                                7,800       31,824
Anglian Water                                                6,900       75,263
Azlan Group                                                  5,000       46,212
Bellway                                                      6,300       35,146
Cadbury Schweppes                                            8,700       77,656
Carlton Communications                                       9,100       77,059
Commercial Union                                             5,600       58,892
Firstbus                                                     8,400       29,376
Halifax *                                                    7,650       98,477
Johnson Matthey                                              8,400       80,574
Kingfisher                                                   7,100       80,637
Lloyds TSB Group                                            10,800      110,969
Low & Bonar                                                  4,400       21,982
Mayflower Corp.                                             11,600       28,204
Millennium and Copthne                                       7,000       43,714
Misys                                                        2,000       44,997
National Westminster Bank                                    8,000      107,579
Norwich Union *                                              6,200       32,833
Safeway                                                     10,100       58,448
SIG                                                          5,600       29,842
Smith & Nephew                                              25,700       71,473
Equity Securities (Cont'd) Shares   Value
United Kingdom (Cont'd)
Somerfield                                                  14,700      $44,309
Vitec Group                                                  3,200       30,375
Wolseley                                                     9,400       73,338

                                                                      1,389,179

United States - 9.4%
Bellsouth Corp.                                              3,400      157,675
Brady, (W.H.) Co., Class A                                   4,900      142,100
Cardinal Health, Inc.                                        2,580      147,705
CUC International, Inc. *                                    6,600      170,363
Fiserv, Inc. *                                               3,650      162,881
Hewlett Packard Co.                                          2,900      162,400
Interim Services, Inc. *                                     2,600      115,700
La Quinta Inns, Inc.                                         6,500      142,188
Molex, Inc., Class A                                         4,000      139,500
Quorum Health Group, Inc. *                                  4,000      143,000

                                                                      1,483,512

         Total Equity Securities (Cost $11,954,530)                  14,764,715


                                                    Principal
Time Deposit - 5.6%                                  Amount

State Street Bank, London, 6.00%, 7/1/97             $879,996           879,996

         Total Time Deposit (Cost $879,996)                             879,996


Corporate Obligations - 0.1%
Malaysia - 0.1%
AMMB Holdings, 5.00%, 5/13/02                           30,000           10,162

         Total Corporate Obligations (Cost $12,135)                      10,162

                  TOTAL INVESTMENTS (Cost $12,846,661) - 99.5%       15,654,873
                  Other assets and liabilities, net 0.5%                 74,370
                  Net Assets - 100%                                 $15,729,243

*Non-income producing.

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                 $15,654,873
Cash                                                                     48,570
Interest and dividends receivable                                        61,602
Other assets                                                              1,778
         Total assets                                                15,766,823

Liabilities
Payable for securities purchased                                         16,925
Payable for shares redeemed                                                 123
Payable to Calvert Asset Management Company, Inc.                        11,503
Payable to Calvert Administrative Services Company                        2,508
Payable to Calvert Shareholder Services, Inc.                               382
Accrued expenses and other liabilities                                    6,139
         Total liabilities                                               37,580
                  Net assets                                        $15,729,243

Net Assets Consist of:
Par value and paid-in capital applicable to 735,632 shares
 of common stock outstanding; $1 par value, 5,000,000
shares authorized                                                   $12,594,686
Undistributed net investment income                                     130,120
Accumulated net realized gain (loss) on investments
and foreign currencies                                                  196,470
Net unrealized appreciation (depreciation) on investments and assets and liabilities
     in foreign currencies                                            2,807,967
                  Net Assets                                        $15,729,243

                  Net Asset Value per Share                              $21.38

See notes to financial statements.

                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income (net of foreign taxes of $10)                  $28,004
         Dividend income (net of foreign taxes of $19,626)              169,261
                  Total investment income                               197,265

Expenses
         Investment advisory fee                                         69,896
         Transfer agency fees and expenses                                1,069
         Directors' fees and expenses                                       631
         Administrative fees                                             20,000
         Custodian fees                                                  29,425
         Reports to shareholders                                          1,493
         Professional fees                                                1,118
         Miscellaneous                                                      288
         Reimbursement from Advisor                                    (13,010)
                  Total expenses                                        110,910
                  Fees paid indirectly                                 (29,425)
                           Net expenses                                  81,485
                                    Net Investment Income (Loss)        115,780

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
         Securities                                                     117,065
         Foreign currencies                                            (13,400)
                                                                        103,665
Change in unrealized appreciation or depreciation on:
         Securities                                                   1,663,950
         Assets and liabilities in foreign currencies                     (311)
                                                                      1,663,639

                  Net Realized and Unrealized Gain (Loss)
                  on Investments                                      1,767,304

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                          $1,883,084

See notes to financial statements.

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        Six Months   Year Ended
                                                        Ended       December 31,
                                                        June 30,    1996
                                                        1997
Increase (Decrease) in Net Assets
Operations
   Net investment income                               $115,780        $125,031
   Net realized gain (loss)                             103,665         643,380
    Change in unrealized appreciation or depreciation 1,663,639         896,590

                  Increase (Decrease) in Net Assets
                  Resulting From Operations           1,883,084       1,665,001

Distributions to shareholders from
         Net investment income                           -            (100,000)
         Net realized gain on investments                -            (597,000)
                  Total distributions                    -            (697,000)

Capital share transactions
         Shares sold                                  1,826,296       4,709,791
         Reinvestment of distributions                    -             697,005
         Shares redeemed                             (2,006,954)    (2,178,927)
                  Total capital share transactions     (180,658)      3,227,869

Total Increase (Decrease)
in Net Assets                                         1,702,426       4,195,870

Net Assets
Beginning of period                                  14,026,817       9,830,947
End of period (including undistributed net
investment income of $130,120 and $14,340,
   respectively)                                    $15,729,243     $14,026,817

Capital Share Activity
Shares sold                                              93,556         258,532
Reinvestment of distributions                           -                37,193
Shares redeemed                                       (106,369)       (120,463)
         Total capital share activity                  (12,813)         175,262

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions:   The Portfolio's accounting records
are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C-Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $4,660,916 and $4,989,437, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,808,212, of which $3,128,221 related to appreciated securities and $320,009 related to depreciated securities.

                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS


                                                        PERIODS ENDING
                                            June 30,  December 31,  December 31,
                                             1997     1996          1995
Net asset value, beginning                    $18.74      $17.15         $15.89
Income from investment operations
   Net investment income                         .16         .17            .27
   Net realized and unrealized gain (loss)      2.48        2.40           1.69
          Total from investment operations      2.64        2.57           1.96
Distributions from
         Net investment income                   -         (.14)          (.25)
         Net realized gains                      -         (.84)          (.45)
                  Total distributions            -         (.98)          (.70)
Total increase (decrease) in net asset value    2.64       1.59            1.26
Net asset value, ending                       $21.38      $18.74         $17.15

Total return                                   14.09%     14.99%         12.35%
Ratios to average net assets:
         Net investment income               1.66%(a)      1.02%          1.48%
         Total expenses +                    1.59%(a)      1.59%          1.51%
         Net expenses                        1.17%(a)      1.18%          1.12%
         Expenses reimbursed                  .19%(a)       .23%           .39%
Portfolio turnover                             35%           85%            90%
Average commission rate paid                 $.0334        $.0352            -
Net assets, ending (in thousands)             $15,729    $14,027         $9,831
Number of shares outstanding,
         ending (in thousands)                    736        748            573

                                                  PERIODS ENDED DECEMBER 31,
                                                1994       1993          1992**

Net asset value, beginning                     $17.72     $14.57         $15.00
Income from investment operations
      Net investment income                       .11        .11          (.02)
      Net realized and unrealized gain (loss)   (.49)       4.07          (.41)
            Total from investment operations    (.38)       4.18          (.43)
Distributions from
         Net investment income                  (.13)       (.08)           -
         Net realized gains                    (1.32)       (.95)           -
                  Total distributions          (1.45)      (1.03)           -
Total increase (decrease) in net asset value   (1.83)        3.15         (.43)
Net asset value, ending                       $15.89       $17.72        $14.57

Total return                                  (2.13%)      29.72%       (3.27%)
Ratios to average net assets:
         Net investment income                  .59%        1.00%(     .98%)(a)
         Total expenses +                        -            -            -
         Net expenses                          1.24%         .94%       .98%(a)
         Expenses reimbursed                    .29%         .10%      1.07%(a)
Portfolio turnover                               84%          64%          -
Net assets, ending (in thousands)             $7,765       $4,529         $236
Number of shares outstanding,
         ending (in thousands)                   489          256           16

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
**From June 30, 1992, inception.

                          Calvert Responsibly Invested
                               Balanced Portfolio

Managed by Calvert Asset Management Company, Inc. and NCM Capital
Management, Inc.

Dear Investor:
         The Balanced Portfolio generated a return of 10.48% for the six months ended June 30, 1997, which compares favorably to the 10.19% average return for the 39 balanced funds tracked by Lipper Analytical Services.

Review of the Economy and Markets
         The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.

                          CALVERT RESPONSIBLY INVESTED
                             BALANCED PORTFOLIO

                          Comparison of change in value
                       of a hypothetical $10,000 investment.

                              [GRAPH APPEARS HERE]

                       Period between 6/01/88 to 6/30/97

                  CRI Balanced Portfolio Ending balance $26,975

                      S&P 500 Reinv Ending balance $39,174

                   Lehman Aggregate BD Ending balance $23,283

                      90-Day T-Bill Ending balance $17,177

                          Average Annual Total Return
                             (period ending 6/30/97)

                                One Year 20.67%
                                Five Year 12.92%
                                Ten Year 10.43%
                           Life of Fund (9/86)* 10.90%

                   *New subadvisors assumed management of the
                       Portfolio effective February 1995.

              Performance information is for the Portfolio and does
           not reflect charges and expenses of the variable annuity.
               Past performance does not indicate future results.

         In general, bond yields moved higher during the first part of the year then backed down toward the close of this reporting period as investors revised their expectations for the next Fed move-first thinking the Fed would take steps to raise rates then expecting no change. Most measures of the broad stock market advanced, with the Standard & Poor's 500 Stock Index returning 20.6% for the six months.

Performance and Strategy
         We maintained the Portfolio's target asset mix of roughly 60% stocks and 40% bonds and benefited from positive returns from both asset classes.

Equity Investments-NCM Capital Management, Inc.
         The Portfolio's strongest returns came from sectors where we have the largest exposure: technology, financial services and consumer products.
         Technology stocks bounced back after a dismal first quarter. We took profits in this area on strength, but remain slightly overweighted relative to our peers. Financial stocks benefited from the Federal Reserve's decision to leave key short-term rates unchanged in the second quarter. Lower interest rates improves the profit outlook for banks and other financial services companies. Consumer staples companies were favorites because of their ability to maintain stable earnings growth.
         Strong stock selection was also a key factor. Good gains came from US Robotics, Cisco Systems, Compaq Computer, Avon, Fort Howard, Bank America and Aflac.

Fixed-Income Investments-Calvert Asset Management Company, Inc.
         Bond yields began to trend higher going into 1997 but retraced most of their advance in a late second quarter rally. In anticipation of generally higher rates, we kept the Portfolio's weighted average maturity near the short end of its target range. (It was approximately 13 years at the close of this reporting period). This helped to offset the negative effect of rising rates during the first part of the year, but meant we did not participate as fully in the late-stage rally as our more aggressive peers.
         Since the beginning of the calendar year, we have implemented a more active management strategy. We expect this strategy to improve the Fund's total return over time. Higher portfolio trading activity will result in a higher turnover ratio due to the Fund's current asset size. For the six months ended June 30, 1997, the turnover ratio was 590%.

Outlook
         The stock market has rewarded investors with spectacular total returns for the past two and a half years. While our long-term outlook is positive, we could experience a correction as stocks settle back in to a more typical return range, which has historically been about 10% annually.
         The bond market is also likely to continue to exhibit a high degree of volatility. At some point during the next six months, we expect interest rates will trend a bit higher. Accordingly, we will maintain our defensive strategy.
         Thank you for your investment in the Balanced Portfolio.

Sincerely,



Barbara Krumsiek
President

July 21, 1997

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997


Equity Securities - 59.3%                                Shares          Value
Airlines - 0.3%
AMR Corp. *                                               5,600       $518,000
                                                                       518,000

Biotechnology - 0.6%
Amgen, Inc.                                              20,200      1,174,125

                                                                     1,174,125

Business Equipment and Services - 0.9%
Sun Microsystems, Inc. *                                 46,340      1,724,717

                                                                     1,724,717

Capital Goods - 0.6%
Illinois Tool Works, Inc.                                23,800      1,188,512

                                                                     1,188,512

Computer - Hardware - 0.9%
Compaq Computer Corp. *                                  16,700      1,657,475

                                                                     1,657,475

Computer - Networks - 3.2%
3Com Corp. *                                             71,950      3,237,750
Cisco Systems, Inc. *                                    41,800      2,805,825

                                                                     6,043,575

Computer - Software - 3.9%
BMC Software, Inc. *                                     27,500      1,522,812
Computer Associates International, Inc.                  40,577      2,259,632
Microsoft Corp. *                                         8,820      1,114,628
Oracle Corp. *                                           51,357      2,587,109

                                                                     7,484,181

Consumer Products and Services - 6.3%
Avon Products, Inc.                                      37,100      2,617,869
Colgate Palmolive Co.                                    37,000      2,414,250
CUC International, Inc. *                                58,050      1,498,416
Dial Corp.                                               68,200      1,065,625
Fort Howard Corp. *                                      25,200      1,275,750
Gillette Co.                                             33,800      3,202,550

                                                                    12,074,460

Electronics - 1.7%
EMC Corp. *                                              40,450      1,577,550
Intel Corp.                                              12,300      1,744,294

                                                                     3,321,844

Equity Securities (Cont'd) Shares   Value
Entertainment - 1.1%
Disney (Walt) Co.                                         26,205    $2,102,951

                                                                     2,102,951

Financial Services - 7.8%
Banc One Corp.                                            45,800     2,218,438
BankAmerica Corp.                                         36,800     2,375,900
BankBoston Corp.                                          20,315     1,463,950
Chase Manhattan Corp.                                     20,100     1,950,956
Federal National Mortgage Assn.                           44,900     1,958,762
Green Tree Financial Corp.                                50,942     1,814,809
Umbono Investment Corp., Ltd. *                        1,154,900     3,054,617

                                                                    14,837,432

Food Products - 4.4%
CPC International, Inc.                                   29,500     2,723,219
Heinz (H.J.) Co.                                          49,700     2,292,412
Hershey Foods Corp.                                       38,000     2,101,875
Interstate Bakeries Corp.                                 20,900     1,239,631

                                                                     8,357,137

Health Care - 2.1%
Cardinal Health, Inc.                                     16,100       921,725
Johnson & Johnson                                         48,237     3,105,257

                                                                     4,026,982

Industrial Products - 1.0%
Praxair, Inc.                                             32,700     1,831,200

                                                                     1,831,200

Insurance  - 4.1%
AFLAC, Inc.                                               40,550     1,915,988
American International Group, Inc.                        15,950     2,382,531
MGIC Investment Corp.                                     32,700     1,567,556
SunAmerica, Inc.                                          41,300     2,013,375

                                                                     7,879,450

Manufacturing  - 1.0%
Dover Corp.                                               31,145     1,915,418

                                                                     1,915,418

Medical - 2.9%
Boston Scientific Corp. *                                 36,085     2,216,972
Guidant Corp.                                             14,700     1,249,500
Medtronic, Inc.                                           25,100     2,033,100

                                                                     5,499,572

Office Equipment and Supplies - 0.8%
Viking Office Products, Inc. *                            79,300     1,506,700

                                                                     1,506,700

Equity Securities (Cont'd) Shares   Value
Oil and Gas - 1.9%
Baker Hughes, Inc.                                        54,300    $2,100,731
Seitel, Inc. *                                            38,000     1,444,000

                                                                     3,544,731

Paper and Packaging - 2.0%
Avery Dennison Corp.                                      61,900     2,483,738
Sealed Air Corp. *                                        26,100     1,239,750

                                                                     3,723,488

Pharmaceutical - 2.7%
Merck & Co., Inc.                                         29,500     3,053,250
Schering Plough Corp.                                     45,500     2,178,312

                                                                     5,231,562

Retail - 4.6%
Autozone, Inc. *                                          49,300     1,161,631
Barnes and Noble, Inc. *                                      30         1,290
Consolidated Stores Corp. *                               42,515     1,477,396
Jones Apparel Group, Inc. *                               32,200     1,537,550
Kroger Co. *                                              62,300     1,806,700
Penney (J.C.), Inc.                                       54,800     2,859,875

                                                                     8,844,442

Telecommunications - 4.5%
Ameritech Corp.                                           31,395     2,132,898
Century Telephone Enterprises, Inc.                       49,665     1,673,090
Ericsson (L. M.) Telephone, Co., Class B, ADR             63,205     2,488,697
SBC Communications, Inc.                                  37,800     2,338,875

                                                                     8,633,560

         Total Equity Securities (Cost $86,454,343)                113,121,514


                                                      Principal
Corporate Obligations - 30.5%                         Amount

Advanta Corp., 6.785%, 7/27/98                        $1,000,000       996,790
Advanta National Bank, 6.45%, 10/30/00                 1,000,000       965,930
AFC Capital Trust I, 8.207%, 2/3/27                      500,000       509,030
Alco Capital Resource, Inc., 6.58%, 3/29/99            2,000,000     2,005,300
American General  Institutional Capital A,
7.57%, 12/1/45                                         1,500,000     1,408,005
AMR Corp., 9.82%, 3/7/01                                  25,000        27,134
Banc One Auto, 6.40%, 11/20/03                         6,000,000     5,977,790
Banc One Corp., 8.00%, 4/29/27                         4,500,000     4,642,605
BankBoston Capital Trust III, 6.5625%, 6/15/27         3,000,000     2,961,804
Comerica Bank, 7.25%, 6/15/07                          1,500,000     1,505,715
Conseco, Inc., 10.50%, 12/15/04                        1,000,000     1,174,120
Continental Valorem Corp. VRDN, 6.05%,
         6/1/13, LOC: Tokai Bank Ltd.                    700,000       700,000
Countrywide Capital III, 8.05%, 6/15/27                1,000,000     1,008,420
Dayton Hudson Corp., 6.80%, 10/1/01                    1,000,000       996,110

                                                     Principal
Corporate Obligations (Cont'd)                        Amount           Value
First USA Bank, 5.75%, 1/15/99                        $1,725,000    $1,709,147
Goldman Sachs Group LP, 6.20%, 12/15/00                2,000,000     1,970,500
Goldman Sachs Group LP, 6.75%, 2/15/06                 1,000,000       970,124
Household Finance Corp., 6.63%, 5/28/99                1,000,000     1,003,380
Household Finance Corp., 7.65%, 5/15/07                1,500,000     1,545,405
International Lease Finance Corp., 6.64%, 2/1/00       1,000,000     1,002,190
Life Re Capital Trust I, 8.72%, 6/15/27                3,000,000     3,023,340
McKesson Corp., 6.875%, 3/1/02                         3,000,000     3,007,980
National City Bank, 7.25%, 7/15/10                     1,870,000     1,861,473
Penney (J.C.), Inc., 7.625%, 3/1/97                    2,000,000     1,968,620
Pitney Bowes Credit Corp., 6.305%, 9/23/98             1,000,000     1,003,430
PDR Finance LLC., VRDN, 5.53%, 4/1/27,
         LOC: First America Bank                         900,000       900,000
Security Benefit Life Co., 8.75%, 5/15/16              2,000,000     2,102,374
St. George Bank, Ltd., 7.15%, 6/18/07                  1,500,000     1,480,665
Suntrust  Capital I, 6.4825%, 5/15/27                  2,000,000     1,980,962
Summit Capital Trust I, 8.40%, 3/15/27                 1,000,000     1,015,740
Toronto Dominion Bank, 6.50%, 1/15/07                  3,000,000     2,962,548
Transamerica Corp., 9.375%, 3/1/08                     2,000,000     2,310,840
Xerox Capital Trust I, 8.00%, 2/1/27                   1,500,000     1,499,842

      Total Corporate Obligations (Cost $58,129,287)                58,197,313


Repurchase Agreements - 2.1%
State Street Bank: 5.25%, dated 6/30/97, due 7/1/97
     (Collateral: $4,154,909, FHLMC, 6.25%, 11/12/99
                                                       4,000,000     4,000,000

         Total Repurchase Agreements (Cost $4,000,000)               4,000,000


Municipal Obligations - 2.0%
Maryland State Economic Development Corp.,
8.00%, 10/1/05                                         1,000,000     1,006,030
Maryland State Economic Development Corp.,
 8.625%, 10/1/19                                         750,000       775,335
New Jersey Economic Development Authority,
 7.425%, 2/15/29                                        1,500,000    1,495,275
Texas State, College Student Loan, 7.35%, 12/1/21         600,000      573,810

        Total Municipal Obligations (Cost $3,846,540)                3,850,450


U.S. Treasury - 1.0%
U.S. Treasury Notes, 6.625%, 5/15/07                    2,000,000    2,017,220

             Total U.S. Treasury (Cost $2,033,655)                   2,017,220


U.S. Government and                                     Principal
Instrumentalities - 0.4%                                Amount          Value
WNH Ltd. Partnership, 9.40%, 10/1/99                     $705,000    $738,255

            Total U.S. Government Agencies and
                   Instrumentalities (Cost $725,588)                  738,255


Other Debt - 0.3%
Chickasaw Nation, Oklahoma, 10.00%, 8/1/03 #
                                                        1,000,000     600,000

      Total Other Debt (Cost $1,000,000)                              600,000

       TOTAL INVESTMENTS  (Cost $156,189,413) - 95.6%             182,524,752
       Other assets and liabilities, net - 4.4%8,327,842
       Net Assets - 100%                                         $190,852,594

+ Optional tender features give these securities a shorter effective maturity date.
*  Non-income producing.
# this security is in default.
Explanation of Guarantees:
     LOC:  Letter of credit
Abbreviations:
     VDRN:  Variable Rate Demand Notes

                               BALANCED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                               $182,524,752
Cash                                                                   382,866
Receivable for securities sold                                      10,086,241
Interest and dividends receivable                                      971,063
Other assets                                                            18,905
         Total assets                                              193,983,827

Liabilities
Payable for securities purchased                                     2,999,690
Payable to Calvert Asset Management Company, Inc.                      109,631
Payable to Calvert Shareholder Services, Inc.                            4,642
Accrued expenses and other liabilities                                  17,270
         Total liabilities                                           3,131,233
                  Net assets                                      $190,852,594

Net Assets Consist of:
Par value and paid-in capital applicable to 97,358,335
 shares of common stock outstanding; $1 par value,
 300,000,000 shares authorized                                    $156,634,851
Undistributed net investment income (loss)                           2,847,502
Accumulated net realized gains (losses)
on investments and foreign currencies                                5,034,902
Net unrealized appreciation (depreciation)
on investments and assets and liabilities
         in foreign currencies                                      26,335,339
                  Net Assets                                      $190,852,594

                  Net Asset Value per Share                             $1.960

See notes to financial statements.

                               BALANCED PORTFOLIO
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income                                            $2,588,726
         Dividend income (net of foreign taxes of $1,481)              508,689
                  Total investment income                            3,097,415

Expenses
         Investment advisory fee                                       581,598
         Transfer agency fees and expenses                              13,322
         Directors' fees and expenses                                    7,457
         Custodian fees                                                 27,851
         Reports to shareholders                                         6,252
         Professional fees                                              16,055
         Miscellaneous                                                   5,422
                  Total expenses                                       657,957
                  Fees paid indirectly                                (27,851)
                           Net expenses                                630,106
                                    Net Investment Income            2,467,309

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
         Securities                                                  3,649,177
         Foreign currencies                                                 60
                                                                     3,649,237
Change in unrealized appreciation or depreciation on:
         Securities                                                 11,723,422
         Assets and liabilities in foreign currencies
-
                                                                    11,723,422

                  Net Realized and Unrealized Gain (Loss)
                  on Investments                                    15,372,659

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                        $17,839,968


See notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS
 Six Months   Year Ended
                                                        Ended      December 31,
                                                        June 30,   1996
                                                        1997

Increase (Decrease) in Net Assets
Operations
  Net investment income                              $2,467,309      $3,649,653
  Net realized gain (loss)                            3,649,237       9,057,850
  Change in unrealized appreciation or depreciation  11,723,422       3,628,677

                  Increase (Decrease) in Net Assets
                  Resulting From Operations          17,839,968      16,336,180

Distributions to shareholders from
         Net investment income                           -          (3,502,338)
         Net realized gain on investments                -          (8,620,000)
                  Total distributions                    -       (  12,122,338)

Capital share transactions
         Shares sold                                 17,926,798      38,725,037
         Shares issued from merger (Note A)              -            3,670,827
         Reinvestment of distributions                   -           12,122,338
         Shares redeemed                            (6,387,166)     (7,496,263)
                Total capital share transactions    11,539,632       47,021,939

Total Increase (Decrease)
in Net Assets                                       29,379,600       51,235,781

Net Assets
Beginning of period                                161,472,994      110,237,213
End of period (including undistributed
net investment income of $2,847,502 and
$380,193, respectively)                           $190,852,594     $161,472,994

Capital Share Activity
Shares sold                                          9,820,971       21,664,978
Shares issued from merger (Note A)                      -             2,061,104
Reinvestment of distributions                           -             6,833,336
Shares redeemed                                    (3,508,117)      (4,241,957)
         Total capital share activity               6,312,854        26,317,461

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRI Bond Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 2,061,104 shares of the Portfolio (valued at $3,670,827) for the 230,738 shares of CRIBond Portfolio outstanding at February 23, 1996. CRIBond Portfolio's net assets at that date, including $1,419 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIBond Portfolio immediately before the acquisition were $121,161,865 and $3,670,445, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current
U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. Effective July, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $327,850,850 and $280,812,538, respectively. U.S. government security purchases were $596,160,485 and sales were $633,654,124.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $26,335,339, of which $27,640,020 related to appreciated securities and $1,304,681 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS


                                                        PERIODS ENDED
                                            June 30,  December 31,  December 31,
                                             1997     1996          1995

Net asset value, beginning                    $1.774       $1.703        $1.440
Income from investment operations
   Net investment income                        .025         .040          .050
   Net realized and unrealized gain (loss)      .161         .175          .380
         Total from investment operati          .186         .215          .430
Distributions from
         Net investment income                    -         (.042)       (.040)
         Net realized gains                       -         (.102)       (.127)
                  Total distributions             -         (.144)       (.167)
Total increase (decrease) in net asset value    .186          .071         .263
Net asset value, ending                       $1.960        $1.774       $1.703

Total return                                   10.48%        12.62%      29.87%
Ratios to average net assets:
         Net investment income                2.89%(a)        2.71%       3.08%
         Total expenses +                      .77%(a)         .81%        .83%
         Net expenses                          .74%(a)         .78%        .81%
Portfolio turnover                                590%          99%        163%
Average commission rate paid                    $.0500       $.0481          -
Net assets, ending (in thousands)             $190,853     $161,473    $110,237
Number of shares outstanding,
         ending (in thousands)                  97,358       91,045      64,728

                                                     YEARS ENDED DECEMBER 31,
                                                 1994         1993        1992

Net asset value, beginning                      $1.537        $1.465     $1.403
Income from investment operations
       Net investment income                      .046          .045       .044
       Net realized and unrealized gain (loss)   (.097)         .072       .062
              Total from investment operations   (.051)         .117       .106
Distributions from
         Net investment income                   (.046)        (.045)    (.044)
         Net realized gains                          -            -         -
                  Total distributions            (.046)         (.045)   (.044)
Total increase (decrease) in net asset value     (.097)           .072     .062
Net asset value, ending                          $1.440         $1.537   $1.465

Total return                                     (3.30%)          8.00%   7.61%
Ratios to average net assets:
         Net investment income                     3.39%          3.69%   4.05%
         Total expenses +                             -           -          -
         Net expenses                               .80%           .81%    .85%
Portfolio turnover                                   43%            14%     15%
Net assets, ending (in thousands)                $66,593        $54,000 $28,471
Number of shares outstanding,
         ending (in thousands)                    46,244         35,142  19,433

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
such reductions are included in the ratio of net expenses.

Acacia Capital Corporation
Calvert Responsibly Invested
Balanced Portfolio

Prospectus dated April 30, 1997

Date of Supplement: July 18, 1997



Effective July 18, 1997, Wendell Mackey is no longer the portfolio manager for the equity portion of the Balanced Portfolio. Please replace the paragraph regarding Mr. Mackey under the section The Fund and Its Management with the following:

The equity portion of the Balanced Portfolio, which is managed by the subadvisor, NCM Capital Management Group Inc., will be managed by a committee of the subadvisor, headed by its president, Maceo Sloan.